Exhibit 99.1

PRESS RELEASE

September 10, 2026

Futuremain Co., Ltd. enters into definitive business combination agreement with ChampionsGate Acquisition Corp

SUWON-SI, REPUBLIC OF KOREA and MONTEREY, CA, Sept. 11, 2026 (GLOBE NEWSWIRE) -- Futuremain Co., Ltd. (“Futuremain”), a global engineering and IT company specializing in safety diagnostics of machinery operating in factories, has entered into an Agreement and Plan of Merger and Business Combination Agreement (the “BCA”) with ChampionsGate Acquisition Corp (“ChampionsGate”), a publicly traded special purpose acquisition company, as well as such other persons who are contemplated to later join this Agreement as the “Pubco”, “Holdco”, “Merger Sub I” and “Merger Sub II”. Upon completion, the transaction contemplated under the BCA will result in a combined company listed on the Nasdaq Stock Market.

The transaction is expected to close in 2027, subject to regulatory approvals, the approval of the shareholders of ChampionsGate and Futuremain, and other customary closing conditions. The terms of the transaction provide for the shareholders of Holdco to receive shares of the Pubco (a Cayman Islands exempted company to be incorporated as part of the transaction) in exchange for all outstanding Holdco shares, with Pubco shares valued at USD $10.00 per share for purposes of the exchange consideration. The terms of the transaction represent an estimated enterprise value of Futuremain of USD $80 million.

Futuremain is headquartered in Suwon-si, Republic of Korea, and specializes in safety diagnostics of machinery operating in factories. Its principal offerings include machinery diagnostics, vibration analysis, noise assessment and structural analysis.

Following the transaction, Futuremain intends to accelerate its growth strategy by expanding beyond Asia into the North American and European markets, establishing local service organizations in those regions, forming strategic alliances with global equipment manufacturers and cloud platform providers, transitioning ExRBM — powered by Physical AI — to a cloud-based subscription service, and converging robotic equipment with its AI technologies. The combination with ChampionsGate provides Futuremain with access to U.S. capital markets and a platform to support future growth initiatives, strategic investments and global expansion opportunities.

Sun-Hwi Lee, Chief Executive Officer of Futuremain, remarked: “Through this transaction, we expect FutureMain to emerge as a global manufacturing and Physical AI company.”

Timothy Lim, Chief Executive Officer of ChampionsGate, commented: “We are pleased to partner with Futuremain on this important transaction. Futuremain has developed specialized technical capabilities across machinery diagnostics, vibration analysis, noise assessment and structural analysis, addressing critical needs for safety, reliability and operational efficiency across industrial environments. We believe this business combination presents ChampionsGate shareholders with the opportunity to participate directly in the ownership and future growth of an established operating business with differentiated technical capabilities and meaningful opportunities for international expansion. The transaction is consistent with ChampionsGate’s objective of identifying a compelling business combination that can provide its shareholders with exposure to a business positioned for long-term growth. By combining Futuremain’s operating platform and growth opportunities with access to the U.S. capital markets, we believe the combined company has the potential to create meaningful long-term value for ChampionsGate shareholders and all shareholders of the combined company.”

ChampionsGate is a Cayman Islands exempted company formed for the purpose of entering into a share exchange, asset acquisition, share purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. ChampionsGate’s Class A ordinary shares, units and rights are listed on the Nasdaq Stock Market under the symbols “CHPG,” “CHPGU” and “CHPGR,” respectively.

About Futuremain

Futuremain Co., Ltd. (“Futuremain”) is a global engineering and IT company headquartered in Suwon-si, Republic of Korea, specializing in safety diagnostics of machinery operating in factories. Futuremain’s main offerings include machinery diagnostics, vibration analysis, noise assessment and structural analysis.

FocalPoint Asia is acting as exclusive financial advisor to Futuremain.

About ChampionsGate

ChampionsGate Acquisition Corp is a blank check company formed for the purpose of effecting a share exchange, asset acquisition, share purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities.

Additional Information About the Proposed Transaction and Where to Find It

The proposed transaction will be submitted to the shareholders of ChampionsGate for their consideration. In connection with the proposed transaction, ChampionsGate intends to prepare and file with the U.S. Securities and Exchange Commission (the “SEC”) a proxy statement (the “Proxy Statement”) and a registration statement on Form F-4 (the “Registration Statement”). The Proxy Statement will be distributed to ChampionsGate shareholders in connection with ChampionsGate’s solicitation of proxies for the vote by its shareholders on the proposed transaction and other matters described in the Proxy Statement, and the Registration Statement will include the Proxy Statement and a prospectus relating to the securities to be issued in connection with the proposed transaction. After the Registration Statement has been filed and declared effective, the definitive Proxy Statement/prospectus and other relevant documents will be mailed to ChampionsGate shareholders as of the record date established for voting on the proposed transaction. Before making any voting or investment decision, ChampionsGate shareholders and other interested persons are advised to read, once available, the definitive Proxy Statement/prospectus, as well as other documents filed with the SEC by ChampionsGate and Pubco in connection with the proposed transaction, because these documents will contain important information about ChampionsGate, Futuremain, Pubco and the proposed transaction. Shareholders may obtain copies of the definitive Proxy Statement/prospectus, once available, and other documents filed with the SEC, without charge, at the SEC’s website at www.sec.gov.

Participants in Solicitation

ChampionsGate, Futuremain and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from ChampionsGate’s shareholders in connection with the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of ChampionsGate’s shareholders in connection with the proposed transaction will be set forth in the Proxy Statement/prospectus included in the Registration Statement. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the Proxy Statement/prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the Proxy Statement/prospectus carefully when it becomes available before making any voting or investment decisions. Free copies of these documents may be obtained from the sources indicated above.

Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction among ChampionsGate, Futuremain, Pubco, the holding company and merger subsidiaries to be formed in connection with the transaction, and the other parties thereto. Forward-looking statements include statements concerning the parties’ expectations, hopes, beliefs, intentions or strategies regarding the future, including statements regarding the anticipated benefits of the transaction, the expected timing and completion of the transaction, the listing of Pubco’s securities, the composition of Pubco’s board of directors and management, Futuremain’s business and operations, and the parties’ ability to obtain required approvals and satisfy closing conditions. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including: (a) the occurrence of any event, change or other circumstance that could give rise to the termination of the BCA; (b) the outcome of any legal proceedings that may be instituted against the parties following announcement of the transaction; (c) the inability to complete the transaction due to failure to obtain the approval of ChampionsGate shareholders or Futuremain shareholders or to satisfy other closing conditions, including required governmental and regulatory approvals; (d) changes to the proposed structure of the transaction that may be required or appropriate as a result of applicable laws or regulations, tax considerations or as a condition to obtaining regulatory approval; (e) the ability to meet applicable Nasdaq listing standards following consummation of the transaction; (f) the risk that announcement or consummation of the transaction disrupts current plans and operations; (g) the effect of the announcement or pendency of the transaction on the parties’ business relationships, operating results and businesses generally; (h) the ability to recognize the anticipated benefits of the transaction; (i) costs related to the transaction; (j) changes in applicable laws or regulations, including legal, regulatory, tax and accounting developments; (k) the possibility that the parties may be adversely affected by other economic, business or competitive factors; and (l) other risks and uncertainties indicated from time to time in ChampionsGate’s filings with the SEC.

Copies of ChampionsGate’s filings are available on the SEC’s website at www.sec.gov. The foregoing list of factors is not exhaustive. Readers should carefully consider the foregoing factors and the other risks and uncertainties described in documents filed by ChampionsGate, and following the closing, Pubco, from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to place undue reliance on forward-looking statements. The parties assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. No party gives any assurance that any party will achieve its expectations.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an applicable exemption therefrom. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY, NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF ANY OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Media enquiries: FocalPoint Asia, twang@focalpointasia.com

3